Exhibit 10.39

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY

[***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

AMENDMENT No. 2 TO PRIMARY SUPPLIER DISTRIBUTION AGREEMENT

(SOUTHEAST AND MIDWEST)

This Amendment No. 2 (this “Amendment”) to the Primary Supplier Distribution Agreement (Southeast and Midwest) is made effective as of December 1, 2017 (the “Effective Date”) and amends that certain Primary Supplier Distribution Agreement (Southeast and Midwest) (the “Agreement”) among affiliates GPM Investments, LLC, GPM Southeast, LLC, and GPM Midwest, LLC (collectively “GPM”) and Core-Mark International, Inc.(“Core-Mark”) with an effective date of January 1, 2016 (the “Agreement”).

AMENDMENT

Now therefore, in consideration of the covenants and promises in the Agreement and in this Amendment, the sufficiency and adequacy of which is agreed to and acknowledged, the parties hereto agree to amend the following specific terms of the Agreement as set forth herein. All other terms and conditions and provisions of the Agreement shall continue in full force and effect.

1.

A onetime rebate of [***] shall be paid before November 15, 2017 and shall be fully-earned as of the date this Amendment is executed by all parties to this Amendment. Such amount is being paid without consideration to the extension of the Agreement.

2.

Section 1 of the Agreement is hereby amended and restated in its entirety to read as follows: “The initial term of this Agreement is for a [***]-year period commencing on January 1, 2016 and ending [***]; provided, however, that this Agreement shall renew automatically for a successive one year period unless one of the parties provides notice of termination to the other party at least 30 days prior to expiration of the initial term, or any renewal term thereof. During the term of this Agreement, in addition to its rights to terminate for breach, Customer may cancel this Agreement [***] in the event of performance issues by Supplier or in the event Supplier’s all-in pricing (which includes rebates and incentives) is not the same or lower than Supplier’s competitors. The initial term and any renewal terms provided for in this Paragraph 1 are referred to herein as the ‘Term.’” A onetime incentive of [***] shall be paid by Core-Mark to GPM before November 15, 2017 for the extension of the Term of the Agreement to a new Term ending date of [***]. In the event that, for whatever reason, payment is made pursuant to this paragraph, and either party ends the Agreement prior to the full term of this Agreement, other than as a result of a breach by Supplier, Customer shall repay within fifteen (15) days of termination the prorated portion of [***] per month for that period of time (if any) for which payment was made and services not rendered.

3.

Assignment The Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but may not be assigned by any party hereto without the prior written consent of the other party, which consent shall not be reasonably withheld or delayed. However, the Agreement will be assigned to any entity acquiring all or substantially all of the business or assets of either party, including all or substantially all of the stores subject to this Agreement, provided however that any acquiring party of GPM has been approved in advance to be credit worthy as determined by Core-Mark in its sole and reasonable discretion.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY

[***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Authority to Sign:

Each of the individuals signing this Agreement on behalf of GPM and Core-Mark represents and warrants to the other party that they have full authority to do so and that this Amendment legally binds the respective parties.

[signature page follows]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY

[***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF the parties hereto have executed this Amendment as of the date and year first written above.

GPM Southeast, LLC
GPM Investments, LLC
GPM Midwest, LLC	CORE-MARK International

/s/ Arie Kotler	/s/ Chandler Beck
(Signature)	(Signature)

CEO	VP of Sales
(Title)	(Title)

12/05/17	12/08/17
(Date)	(Date)

/s/ Chris Giacobone
(Signature)

COO
(Title)

12/05/17
(Date)